Exhibit 99.1

             Digital River Reports First Quarter Results

          Exceeds quarterly revenue and earnings expectations

    MINNEAPOLIS--(BUSINESS WIRE)--April 26, 2007--Digital River, Inc. (NASDAQ:DRIV), a leading provider of global e-commerce solutions, today reported its first quarter results.

    Q1 2007 Revenue

    First quarter revenue totaled $91.6 million. This is an increase of 17 percent from revenue of $78.0 million in the first quarter of 2006.

    Q1 2007 GAAP Results

    First quarter GAAP net income was $20.7 million, or $0.46 per diluted share, including $3.5 million of stock-based compensation expense. This compared to net income of $16.4 million, or $0.41 per diluted share, including $3.4 million of stock-based compensation expense in the first quarter of 2006. These results represent a year-over-year increase of 26 percent in GAAP net income and 12 percent in GAAP diluted net income per share.

    Q1 2007 Non-GAAP Results

    Based on the Company's non-GAAP measurements, first quarter non-GAAP net income was $25.0 million, or $0.54 per diluted share, compared to net income, on a similar basis, of $20.7 million, or $0.50 per diluted share in the first quarter of 2006. This represents a year-over-year increase of 21 percent in non-GAAP net income and 8 percent in non-GAAP diluted net income per share.

    Non-GAAP net income is computed by starting with GAAP pre-tax income as reported on the Company's statement of operations, adding back amortization of acquisition-related intangibles and stock-based compensation expense, to calculate non-GAAP pre-tax income. This figure is then taxed at 31 percent, the Company's current estimated effective tax rate, to arrive at non-GAAP net income. This amount is then divided by fully-diluted GAAP shares outstanding, which includes the impact of the Company's contingent convertible notes, to derive non-GAAP diluted net income per share. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this announcement.

    "Our focus on operational execution and commitment to increasing our value proposition for clients and prospects continues to pay off," said Joel Ronning, Digital River's CEO. "In the first quarter, we delivered another strong financial performance, beating both our revenue and earnings expectations. Our strategic marketing services, ability to execute in global markets, and incremental gains from new and existing client accounts all helped drive our solid first quarter results."

    Q2 2007 Guidance

    Forward-looking guidance for the second quarter ending June 30, 2007, is as follows:

    --  Revenue of $85 million;

    -- GAAP diluted net income per share of $0.39, including stock-based compensation expense of $3.6 million; and

    --  Non-GAAP diluted net income per share of $0.46.

    Full Year 2007 Guidance

    Forward-looking guidance for the full year ending December 31, 2007, remains unchanged and is as follows:

    --  Revenue of $380 million;

    -- GAAP diluted net income per share of $1.86, including stock-based compensation expense of $14.1 million; and

    --  Non-GAAP diluted net income per share of $2.14.

    Digital River will hold a first quarter conference call today at 4:45 p.m. Eastern Daylight Time. A live webcast of the conference call can be accessed from http://www.digitalriver.com/2007q1earnings/. Alternatively, a live broadcast of the call may be heard by using conference ID # 4174394 and dialing 866-293-8972 inside the United States or Canada, or by calling 913- 312-1232 from international locations. A webcast replay of the call will be archived on the Company's corporate Web site.

    About Digital River, Inc.

    Digital River, Inc., a leading provider of global e-commerce solutions, builds and manages online businesses for more than 40,000 software publishers, manufacturers, distributors and online retailers. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The company's comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

    Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. cities as well as Cologne, Germany; London, England; Shannon, Ireland; Luxembourg, Luxembourg; Taipei, Taiwan; and Tokyo, Japan. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

    Forward-Looking Statements

    This press release contains forward-looking statements, including statements regarding the Company's anticipated future growth, including the expansion of its global business infrastructure, and future financial performance as well as statements containing the words "anticipates," "believes," "plans," "will" or "expects" and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company's limited operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion; potential consequences surrounding findings of our internal investigation, investigation by a committee of our independent directors and informal SEC inquiry into our stock option granting practices; any potential civil litigation relating to our stock option granting practices; and other risk factors referenced in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2006. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

    The forward-looking statements regarding second quarter 2007 and full year 2007 reflect Digital River's expectations as of April 26, 2007. Results may be materially affected by many factors, such as changes in global economic conditions and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates, and that no additional intangible assets are recorded. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

    Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.



Digital River, Inc.
First Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Balance Sheets              As of
                                         March 31,       December 31,
                                        ------------------------------
                                           2007              2006
                                        -----------      -------------
Assets
---------------------------------------
  Current assets
    Cash and cash equivalents             $422,178           $390,243
    Short-term investments                 263,292            235,699
    Accounts receivable, net                42,039             52,392
    Deferred income taxes                   15,188             19,687
    Prepaid expenses and other               4,954              6,025
                                        -----------      -------------
      Total current assets                 747,651            704,046
  Property and equipment, net               24,806             24,079
  Goodwill                                 245,031            243,799
  Intangible assets, net                    19,217             21,106
  Deferred income taxes                      1,276              1,276
  Other assets                              11,992             11,957
                                        -----------      -------------
  Total assets                          $1,049,973         $1,006,263
                                        ===========      =============
Liabilities and stockholders' equity
---------------------------------------
  Current liabilities
    Accounts payable                      $152,111           $141,386
    Accrued payroll                          9,316             12,097
    Deferred revenue                         6,889              7,040
    Accrued acquisition liabilities            706              5,654
    Other accrued liabilities               44,411             39,982
                                        -----------      -------------
      Total current liabilities            213,433            206,159
  Non-current liabilities
    Convertible senior notes               195,000            195,000
    Other liabilities                        4,962              1,345
                                        -----------      -------------
      Total non-current liabilities        199,962            196,345
                                        -----------      -------------
  Total liabilities                        413,395            402,504
                                        -----------      -------------
  Stockholders' equity
    Common stock                               413                404
    Additional paid-in capital             556,712            546,758
    Retained earnings                       65,611             44,989
    Accumulated other comprehensive
     income                                 13,842             11,608
                                        -----------      -------------
    Stockholders' equity                   636,578            603,759
                                        -----------      -------------
  Total liabilities and stockholders'
   equity                               $1,049,973         $1,006,263
                                        ===========      =============




Digital River, Inc.
First Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Condensed Consolidated Statements of Operations

                                                   Three months ended
                                                        March 31,
                                                   -------------------
                                                     2007      2006
                                                   ---------- --------
Revenue                                              $91,631  $78,014
Costs and expenses:
  Direct cost of services                              2,563    1,863
  Network and infrastructure                           7,495    7,443
  Sales and marketing                                 34,189   26,939
  Product research and development                     8,652    7,602
  General and administrative                          10,113    8,250
  Depreciation and amortization                        2,858    2,253
  Amortization of acquisition-related intangibles      2,746    2,840
                                                   ---------- --------
Total costs and expenses                              68,616   57,190
                                                   ---------- --------
    Income from operations                            23,015   20,824
                                                   ---------- --------
Other income, net                                      6,993    2,935
                                                   ---------- --------
    Income before income tax expense                  30,008   23,759
Income tax expense                                     9,302    7,382
                                                   ---------- --------
    Net income                                       $20,706  $16,377
                                                   ========== ========

Net income per share - basic                           $0.51    $0.46
                                                   ========== ========
Net income per share - diluted                         $0.46    $0.41
                                                   ========== ========
Shares used in per share calculation - basic          40,492   35,301
Shares used in per share calculation - diluted        46,348   41,154



Calculation of GAAP Diluted Net Income Per Share

                                                   Three months ended
                                                        March 31,
                                                   -------------------
                                                     2007      2006
                                                   ---------- --------
GAAP net income                                      $20,706  $16,377
  Add back debt interest expense and issuance cost
   amortization, net of tax benefit                      435      435
                                                   ---------- --------
Adjusted net income for GAAP EPS calculation         $21,141  $16,812
                                                   ========== ========

Net income per share - diluted                         $0.46    $0.41
                                                   ========== ========
Shares used in per share calculation - diluted        46,348   41,154




Digital River, Inc.
First Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Statements of Cash
 Flows
                                          Three months ended March 31,
                                          ----------------------------
                                              2007           2006
                                          -------------- -------------
Operating Activities:
-----------------------------------------
  Net income                                    $20,706       $16,377
    Adjustments to reconcile net income
     to net cash provided by operating
     activities:
       Amortization of acquisition-
        related intangibles                       2,746         2,840
       Change in accounts receivable
        allowance, net of acquisitions              119            94
       Depreciation and amortization              2,858         2,253
       Stock-based compensation expense           3,476         3,413
       Excess tax benefits from stock-
        based compensation                       (8,496)       (1,488)
       Deferred and other income taxes            4,500         6,377
       Change in operating assets and
        liabilities (net of
        acquisitions):
          Accounts receivable                    10,055         6,172
          Prepaid and other assets                  985            94
          Accounts payable                        9,981         5,184
          Deferred revenue                         (197)          344
          Income tax payable                      4,760           898
          Other accrued liabilities                 (72)       (2,026)
                                          -------------- -------------
            Net cash provided by
             operating activities                51,421        40,532
                                          -------------- -------------

Investing Activities:
-----------------------------------------
    Purchases of investments                    (79,341)      (66,310)
    Sales of investments                         52,075        51,263
    Cash paid for acquisitions, net of
     cash received                               (4,344)      (16,470)
    Purchases of equipment and
     capitalized software                        (3,445)       (4,002)
                                          -------------- -------------
            Net cash used in investing
             activities                         (35,055)      (35,519)
                                          -------------- -------------

Financing Activities:
-----------------------------------------
    Proceeds from sales of common stock               -       172,700
    Exercise of stock options                     5,639         6,117
    Repurchase of restricted stock to
     satisfy tax withholding obligation            (224)            -
    Excess tax benefits from stock-based
     compensation                                 8,496         1,488
                                          -------------- -------------
            Net cash provided by
             financing activities                13,911       180,305
                                          -------------- -------------
  Effect of exchange rate changes on cash         1,658           707
                                          -------------- -------------
  Net increase in cash and cash
   equivalents                                   31,935       186,025
  Cash and cash equivalents, beginning of
   period                                       390,243       131,770

                                          -------------- -------------
  Cash and cash equivalents, end of
   period                                      $422,178      $317,795
                                          ============== =============

                                          -------------- -------------
  Cash paid for interest on Convertible
   Senior Notes                                  $1,219        $1,219
                                          ============== =============




Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)

Calculation of non-GAAP Diluted Net Income Per Share

                                                   Three months ended
                                                   -------------------
                                                   March 31, March 31,
                                                     2007      2006
                                                   --------- ---------
GAAP pre-tax income                                 $30,008   $23,759
    Add back: amortization of acquisition-related
     intangibles                                      2,746     2,840
    Add back: stock-based compensation expense        3,476     3,413
                                                   --------- ---------
Non-GAAP pre-tax income                              36,230    30,012
Income tax expense @ 31%                             11,231     9,304
                                                   --------- ---------
Non-GAAP net income                                 $24,999   $20,708
                                                   ========= =========

Non-GAAP net income per share - diluted               $0.54     $0.50
                                                   ========= =========

Shares used in per share calculation - diluted       46,348    41,454


Breakdown of stock-based compensation expense
                                                   Three months ended
                                                   -------------------
                                                   March 31, March 31,
                                                     2007      2006
                                                   --------- ---------
  Direct cost of services                              $195      $214
  Network and infrastructure                             72        86
  Sales and marketing                                 1,268     1,289
  Product research and development                      552       585
  General and administrative                          1,389     1,239
                                                   --------- ---------
Total                                                $3,476    $3,413
                                                   ========= =========


Non-GAAP Guidance Reconciliation
                                                   Q2 - 2007  FY-2007
                                                   Guidance  Guidance
                                                   --------- ---------
Expected GAAP net income per share - diluted          $0.39     $1.86
Add back amortization of acquisition-related costs     0.03      0.15
Add back stock-based compensation expense              0.08      0.30
Tax variability                                       (0.03)    (0.13)
Deduct impact of contingent convertible notes         (0.01)    (0.04)
                                                   --------- ---------
Expected non-GAAP diluted net income per share        $0.46     $2.14
                                                   ========= =========

    CONTACT: Digital River, Inc.
             Investor Contact:
             Bob Kleiber, 952-540-3024
             Vice President, Investor Relations
             bkleiber@digitalriver.com
             or
             Media Contact:
             Gerri Dyrek, 952-253-8396
             Director, Public Relations
             gdyrek@digitalriver.com